SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  August 26, 2009

Optimal Group Inc.
(Exact Name of Registrant as Specified in its Charter)

Canada
(State or Other Jurisdiction of Incorporation)

0-28572	98-0160833
(Commission File Number)	(IRS Employer Identification No.)

3500 de Maisonneuve Blvd. West, 2 Place Alexis-Nihon, Suite 800

Montreal, Quebec, Canada H3Z 3C1
(Address of Principal Executive Offices, Including Zip Code)

(514) 738-8885
(Registrant’s Telephone Number, Including Area Code)

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ITEM 7.01 REGULATION FD DISCLOSURE

On August 26, 2009, the Registrant issued a press release and filed a Material Change Report with the Canadian Securities Administrators. A copy of the press release is attached hereto as Exhibit 99.1 and a copy of the Material Change Report is attached hereto as Exhibit 99.1.

The information furnished under Item 7.01 of this Current Report on Form 8-K, including Exhibits 99.1 and 99.2, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits.	The following Exhibits are furnished as part of this Report on Form 8-K:

Exhibit Number	Description of Exhibit

99.1	Press release dated August 26, 2009.

99.2	Material Change Report dated August 26, 2009.

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SIGNATURES:

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 26, 2009.

Optimal Group Inc. (Registrant)

By:	/s/ Holden L. Ostrin
Holden L. Ostrin
Co-Chairman

Exhibit Index

Exhibit 99.1                        Press release dated August 26, 2009.
Exhibit 99.2                        Material Change Report dated August 26, 2009.